Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    AMERICAN UNITED LIFE POOLED EQUITY FUND B

                (Name of Registrant as Specified In Its Charter)

                     AMERICAN UNITED LIFE INSURANCE COMPANY

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

                                      N.A.

2) Aggregate number of securities to which transaction applies:

                                      N.A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N.A.

4) Proposed maximum aggregate value of transaction:

                                      N.A.

5) Total fee paid:

                                      N.A.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

                                      N.A.

2) Form, Schedule or Registration Statement No.:

                                      N.A.

3) Filing Party:

                                      N.A.

4) Date Filed:

                                      N.A.

[Cover Page to Schedule 14A amended in Release No. 34-37692 (P. 85,845), effective October 7, 1996, 61 F.R. 49957.]

                   AMERICAN UNITED LIFE POOLED EQUITY FUND B
                               One American Square
                           Indianapolis, Indiana 46204

                        NOTICE OF MEETING OF PARTICIPANTS
                                 August 4, 1997

         This Meeting of Participants in American United Life Pooled Equity Fund B ("Fund B" or the "Fund") will be held on Monday, August 4, 1997, at 2:00 p.m.
(EST) at One American Square, Indianapolis, Indiana, for the following purposes:

I. To elect five members to the Board of Managers of Fund B to serve until the next Meeting called for that purpose and until their successors are duly elected and qualified.
II. To consider and vote on ratification of the selection of Coopers & Lybrand LLP as the independent accountants of Fund B for the fiscal year ending De-cember 31, 1997; and
III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Managers has fixed Friday, May 23, 1997 as the record date for the determination of the Fund B Participants entitled to notice of, and to vote at, the meeting.


                                    By Order of the Board of Managers

                                    /s/ Richard A. Wacker

                                    Richard A. Wacker
                                    Secretary to the Board of Managers

June 10, 1997

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY. A return envelope is provided for this purpose.

                      This page left intentionally blank.

                    AMERICAN UNITED LIFE POOLED EQUITY FUND B

                                 PROXY STATEMENT

            for the Meeting of Participants to be held August 4, 1997


         This proxy statement is furnished in connection with solicitation by the management of American United Life Pooled Equity Fund B ("Fund B" or the "Fund") of proxies to be voted at the Meeting of Participants in Fund B to be held at 2:00 p.m. (EST) on Monday, August 4, 1997 at One American Square, Indianapolis, Indiana, and at any adjournment thereof.

         The date of the first mailing of this Proxy Statement was on or about June 16, 1997. Interests in Accumulation Units represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees as Members of the Board of Managers and in favor of the proposals set forth in the attached Notice of Meeting. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting.

         As of May 23, 1997, the record date for this meeting, the number of votes which are entitled to be cast at such meeting is 980,553.072.

         A copy of the Annual Report of Fund B for the fiscal year ended December 31, 1996, including financial statements, either has been mailed to all persons who are Participants of record on the record date for the Meeting, or if not previously mailed, accompanies this proxy statement. The Annual Report is not incorporated herein. If a copy of the Annual Report is not included in this Proxy Statement and has not been previously received, the Fund will provide a copy of the Annual Report upon request and without charge by calling (317) 263-1877 or by writing to AUL at P.O. Box 368, Indianapolis, Indiana 46206.

         As a general matter, Fund B does not hold regular annual or other meetings of Participants. Any Participant who wishes to submit proposals to be considered at a future meeting of Fund B Participants should send the proposals to Fund B at P.O. Box 368, Indianapolis, Indiana 46206, so as to be received a reasonable time before a proxy solicitation for the next meeting is made. Participant proposals that are submitted in a timely manner will not necessarily be included in the proxy materials. Inclusion of such proposals is subject to limitations under federal securities laws.

         All expenses incurred in connection with the solicitation of proxies will be borne by American United Life Insurance Company(R) ("AUL"). The accompanying proxy may be revoked at any time before it is exercised, either by written notice thereof given to Richard A. Wacker, Secretary to the Board of Managers, or by the personal appearance by the Participant at the Meeting. Fund B expects to solicit proxies primarily by mail, but attorneys, officers and regular employees of AUL may also solicit in person, by telephone or telegraph.

I.       ELECTION OF FIVE MEMBERS TO THE BOARD OF MANAGERS

        The 5 member Board of Managers, which meets at least quarterly, has the ultimate responsibility for the management of Fund B. Due to its size, the Board has not felt the need to establish standing committees to perform the duties usually associated with audit, compensation or nominating committees. The affairs of Fund B are conducted in accordance with the Rules and Regulations adopted by the Board.

        Prior to the Annual Meeting of Participants held on May 6, 1994, members of the Board of Managers were elected for three year terms. At the Annual Meeting of Participants held on May 6, 1994, the Participants approved a change in the Rules and Regulations of Fund B to eliminate the requirement to hold Annual Meetings if only routine matters were being considered. Election of members is now considered to be a "routine matter" under federal securities laws so long as a majority of the members have previously been elected by the Participants. However Fund B is required to call a Meeting of Participants to fill a vacancy on the Board of Managers if, immediately after the appointment of a member to fill a vacancy, less than 2/3 of the members then holding office have been elected by the Participants. Therefore, an election of members will take place at this meeting to fill vacancies caused by resignations of two members. Dr. H. Raymond Swenson retired from the Board of Managers effective
March 1, 1996 and Mr. Jerry D. Semler retired from the Board of Managers effective March 1, 1997.

     The Board of Managers currently consists of four members: Dr. Ronald Anderson, Dr Leslie Lenkowsky, James W. Murphy, and James P. Shanahan. Dr.
Anderson, Mr. Murphy, and Mr. Shanahan were elected by the Participants at previous Annual Meetings of Participants. All three of these individuals are being submitted for re-election to the Board of Managers. Dr. Lenkowsky was appointed to the Board on March 6, 1996 to fill the vacancy created by the resignation of Dr. H. Raymond Swenson. Dr. Swenson was not an "interested person" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and, similarly, Dr. Lenkowsky is not an interested person as defined by the 1940 Act. Dr. Lenkowsky is being submitted as a new nominee for election by Participants. The other new nominee, Mr. R. Stephen Radcliffe, is being submitted as a nominee to fill the vacancy on the Board created by the resignation of Mr. Jerry D. Semler from the Board of Managers, effective March 1, 1997. Mr. Semler was an interested person as defined by the 1940 Act and his replacement, Mr. Radcliffe, would also be considered an interested person as defined by the 1940 Act. As an interested person, Mr. Radcliffe will receive no compensation from Fund B as a Manager. Mr. Radcliffe would become a member of the Board of Managers on the day following his election, if he is so elected to the Board by the Participants. Each nominee has consented to serve as a member of the Board of Managers if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote at their discretion for another person or persons who may be nominated as a member of the Board.

     Unless otherwise instructed by a Participant, the persons named in the accompanying form of proxy intend to vote at the Meeting for the election of the five nominees named below as members of the Board of Managers of Fund B to serve until the next such Meeting of Participants and until their successors are elected and qualified. If a proxy card is properly executed but unmarked, it will be voted in favor of all the nominees.

        The following table sets forth the names of the nominees, the Secretary to Fund B, and certain additional information. Unless otherwise indicated, each individual's business address is One American Square, Indianapolis, Indiana 46282.

                                                    Principal Occupation
                                 Director           During the Past Five
Name and Position                 Since             Years and Age in 1997
-----------------                 -----             ---------------------

James W. Murphy,* Chairman         1983             Senior Vice President,
  of the Board of Managers                            Corporate Finance, AUL,
                                                      Age 61

James P. Shanahan,*                1987             Senior Vice President,
  member, Board of Managers                           Pension Operations, AUL,
                                                      Age 64

Dr. Ronald D. Anderson,            1988             Professor, School of
  member, Board of Managers                           Business, Indiana
  Indiana University,                                 University,
  Indianapolis                                        Indianapolis, IN
  801 West Michigan St.,                              Age 58
  Indianapolis, IN

Dr. Leslie Lenkowsky,              1996             President, Hudson Institute,
  member, Board of Managers                           8/90 to present;
  Hudson Institute                                    Indianapolis, IN
  5395 Emerson Way                                    Age 51
  Indianapolis, IN 46226

R. Stephen Radcliffe*              N.A.             Director and Executive Vice
  proposed nominee as a                               President,  AUL, 8/94 to
  member of the Board of Managers                     present;  Sr. V.P.,
                                                      Chief Actuary, AUL,
                                                      5/83 - 8/94
                                                      Age 52

---------------------
Richard A. Wacker,*                1990             Associate General Counsel,
 Secretary to the Board of Managers                   AUL, 10/92 to present;
                                                      Senior Counsel,
                                                      AUL, 11/89 - 10/92
                                                      Age 48


*Because of their current positions with AUL as set forth above, Mr. Murphy and Mr. Shanahan are "interested persons" of the Fund and AUL, as defined in the Investment Company Act of 1940. Mr. Radcliffe, if elected by the Participants to a position on the Board of Managers, would also be an interested person, as defined in the Investment Company Act of 1940.

     Richard A. Wacker serves as Secretary to the Board of Managers and has held that office from May 11, 1990 to the present. Mr. Wacker also serves as Associate General Counsel of AUL.

        None of the members of the Board of Managers or Executive Officers of Fund B directly own units of Fund B. In addition, none of the members of the Board of Managers or Executive Officers own or participate in any Contracts for which Fund B serves as the investment medium.

        During Fund B's fiscal year ended December 31, 1996, the Board of Managers held four meetings. Except for Mr. Shanahan, who attended two of the meetings, all of the other current Managers attended all four meetings.

        During the calendar year ended December 31, 1996, AUL paid members of the Board of Managers who are not "interested persons" of Fund B fees aggregating $3,300. For calendar year 1997, AUL shall pay each such Director $1,500 per year, plus $50.00 for each Board of Managers meeting attended and shall reimburse each such Board member for any expenses incurred in attending such meetings or otherwise in carrying out his responsibilities as a member of the Board of Managers of Fund B. AUL also pays all salaries, fees, and expenses of any Officer or member of the Board of Managers of Fund B who is an officer, director, or employee of AUL. Fund B has paid no remuneration and has no pension or retirement plans or agreements for Managers, Officers or employees.

         The Board of Managers recommends that Participants vote in favor of the election of the five nominees as members of the Board of Managers of Fund B.

II.      RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         At each Annual Meeting of Participants, including the Annual Meeting that was held on May 6, 1994, the Participants were given the opportunity to ratify the selection of the independent certified public accountant for the Fund for the coming year. At the Annual Meeting held on May 6, 1994, the Participants amended the Rules and Regulations of Fund B to allow this "routine" matter to be considered annually by the Board of Managers. However, under current federal securities laws, whenever a Meeting of Participants is held, Participants will be asked to consider the ratification of the selection of the independent certified public accountant for the current year. At the meeting of the Board of Managers held on March 27, 1997, the Board, including a majority of those members who are not interested persons of the Fund, selected Coopers & Lybrand LLP to act as independent certified public accountants for Fund B for the fiscal year ending December 31, 1996.

         In connection with its audit services, Coopers & Lybrand LLP will examine and certify financial statements for the Fund and may provide assistance and consultation in connection with filings with the Securities and Exchange Commission (the "SEC"). The Fund's financial statements for the fiscal year
ended   December  31,  1996,   were   examined  by  Coopers  &  Lybrand  LLP.  A
representative of Coopers & Lybrand LLP will not be present at the Meeting. Coopers & Lybrand LLP have advised the Fund that they have no direct financial or material indirect financial interest in Fund B.

         An affirmative vote of a majority of the Accumulation Units of Fund B represented at the Meeting is required to ratify this appointment.

         The Board of Managers recommends that Participants vote in favor of ratifying the selection of Coopers & Lybrand LLP as independent public accountants for the Fund for the year ending December 31, 1997.

III.     OTHER MATTERS

         The Managers know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

INFORMATION ABOUT AUL

         AUL is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. AUL was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and was reincorporated under the laws of the State of Indiana in 1933. AUL is qualified to do business in 47 states and the District of Columbia. As a mutual insurance company, AUL is owned by and operated exclusively for the benefit of its policyowners.

         AUL conducts a conventional life insurance, health insurance, reinsurance, and annuity business, and manages pension and other accounts. At December 31, 1996, AUL had admitted assets of $7,852,292,848 and had a policyowners' surplus of $572,825,650. AUL is registered with the SEC as an investment adviser. Such registration does not involve supervision by the SEC over investment advice.

         The Board of Directors of AUL is elected by its policyowners. As a mutual insurance company, AUL has no shareholders, and therefore no one individual controls as much as 10% of AUL.

         AUL serves as investment adviser to Fund B pursuant to an Investment Management Services Agreement ("Management Agreement") between AUL and Fund B. AUL also acts as the principal underwriter for Fund B and performs the sales and administrative services relative to the Contracts under the Sales and Administrative Services Agreement (the "Services Agreement") between AUL and Fund B. For further information on the Management Agreement, the Services Agreement, and portfolio brokerage, please refer to the Prospectus and Statement of Additional Information for Fund B. For a copy of these documents, please call AUL at (317) 263-1877 or write AUL at P.O. Box 368, Indianapolis, Indiana 46206.

MISCELLANEOUS -- 5% OWNERS

     There are no Participants that beneficially own 5% or more of the Fund B Accumulation Units.


RELATIONSHIP OF FUND B TO AUL

         Fund B is a segregated investment account which was established by AUL for certain variable annuity contracts (herein referred to as the "Contracts") of AUL. Net payments under the Contracts are deposited into Fund B. The Contracts are sold and administered under a Sales and Administrative Services Agreement between AUL and Fund B. In addition, AUL provides Fund B with investment management services as described previously in this proxy statement.

         AUL also acts as investment adviser to one other registered investment company, AUL American Series Fund, Inc., which had approximately $164,303,951 in net assets on December 31, 1996. For its services as an investment advisor to this Fund, AUL receives, on an annual basis, 0.50% of the average daily net assets of the Fund's portfolios, except for the Tactical Asset Allocation Portfolio, for which AUL receives, on an annual basis, 0.80% of the average daily net assets of the Portfolio.



  YOU ARE URGED TO FILL-IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                     By Order of the Board of Managers

                                     /s/ Richard A. Wacker

                                     Richard A. Wacker
                                     Secretary to the Board of Managers

                                     Dated: June 10, 1997

                                [FRONT OF CARD]

                                      PROXY
                    AMERICAN UNITED LIFE POOLED EQUITY FUND B
                             MEETING OF PARTICIPANTS
                            August 4, 1997, 2:00 p.m.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE FUND'S BOARD OF MANAGERS RECOMMENDS A VOTE "FOR" ALL OF THE FOLLOWING PROPOSALS.

The undersigned hereby instructs Richard A. Wacker, Secretary to the Board of Managers, or his designee, to vote all of the Accumulation Units credited to his or her account as a Participant in American United Life Pooled Equity Fund B, which the undersigned is entitled to vote at the Meeting of Participants to be held August 4, 1997, at One American Square, Indianapolis, Indiana 46282, at 2:00 p.m. or any adjournment thereof , in the manner directed below with respect to the matters referred to in the Notice of Meeting and Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in his discretion, upon such other matters as may properly come before the meetings or any adjournment thereof.

1. FOR [ ] the election of Dr. Ronald D. Anderson, Dr. Leslie Lenkowsky, Mr. James W. Murphy, Mr. R. Stephen Radcliffe, and Mr. James P. Shanahan as members of the Board of Managers of Fund B. If you wish to withhold autho-rity to vote for the election of a nominee, this may be done by drawing a line through the nominee's name.

2.  FOR [ ]   AGAINST [ ]   ABSTAIN FROM [ ] the ratification  of  the selection
    of Coopers & Lybrand LLP as independent accountants of Fund B.

3. In his discretion, on any other matters which may properly come before the meeting.

This Proxy, if executed and returned prior to the Meeting of Participants, will be voted. If instructions are given on items 1 and 2 above, this Proxy will be voted in accordance with those instructions. If no instruction is given, this Proxy will be voted FOR the election of the five named nominees and FOR items 2 and 3.

Dated: __________________, 1997.   Signature ___________________________________

YOUR VOTE IS IMPORTANT, IF YOU DO NOT EXPECT TO ATTEND THE MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO BY PROXY, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY. A return envelope is provided for this purpose.

                                 [BACK OF CARD]

Record Date:  May 23, 1997                       Contract
                                                 --------

                                                 FIELD (CONTRACT)

                                                 Tax Identification Number:
                                                 --------------------------

                                                 FIELD (ACCOUNT)

FIELD (OWNER)
FIELD (ADDRESS)
FIELD (CITY), FIELD (ST)      FIELD (ZIP)